UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 21, 2006 (July 20, 2006)
Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)
860-669-8630

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On July 20, 2006, Connecticut Water Service, Inc. (the “Company”) issued a press release announcing that the Company’s regulated water utility, The Connecticut Water Company, has filed a request with the Connecticut Department of Utility Control to increase revenues $14.6 million by raising rates for customers of its Connecticut Water, Crystal and Unionville divisions.
     A copy of the Company’s July 20, 2006 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     The following is filed herewith as an exhibit.
(c)	Exhibits

99.1	Company press release dated July 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation
Date: July 21, 2006	By:	/s/ David C. Benoit
		Name:	David C. Benoit
		Title:	Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Company press release dated July 20, 2006.	5